UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2011

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-32559

Maryland	20-0191742
(State or other jurisdiction of incorporation or organization )	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management.

Item 5.07. Submission of Matters to a Vote of Security Holders

This Form 8-K/A amends our Form 8-K, dated May 24, 2011, to disclose our decision regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers. The information in the original Form 8-K is hereby incorporated by reference into this Form 8-K/A, except to the extent such information has been modified or amended as described herein.

As previously reported, at the annual meeting of stockholders held on May 19, 2011, an advisory vote was taken with respect to the frequency of future advisory votes on the compensation of the Company’s named executive officers (referred to as “Say-on-Pay” votes). At the annual meeting, the Company’s stockholders cast the highest number of votes in favor of holding future Say-on-Pay votes on an annual basis.

On August 18, 2011, after consideration of these voting results and other factors, the Board of Directors determined that the Company will hold future Say-on-Pay votes on an annual basis until the next required stockholder advisory vote with respect to the frequency of future Say-on-Pay votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC. (Registrant)

By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: August 31, 2011

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